UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 25, 2004

GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of July 1, 2004 providing for the issuance of GSR Mortgage Loan Trust 2004-8F Mortgage Pass-Through Certificates Series 2004-8F)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-45              13-6357101
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSR Mortgage Loan Trust 2004-8F Mortgage Pass-Through Certificates, Series 2004-8F pursuant to the terms of the Trust Agreement, dated as of July 1, 2004 among GS Mortgage Securities Corp., as Depositor, Chase Manhattan Mortgage Corporation, as master servicer, JP Morgan Chase Bank, as Securities Administrator and Custodian, and Wachovia Bank, National Association, as Trustee.

     On August 25, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on August 25, 2004 is filed as
               Exhibit 99.1 hereto.

GSR Mortgage Loan Trust 2004-8F
Mortgage Pass-Through Certificates, Series 2004-8F
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          JPMORGAN CHASE BANK, not in its individual capacity but solely as Securities Administrator and Custodian under the Agreement referred to herein


Date: September 2, 2004        By: /s/ Annette Marsula
                          --------------------------------------------
                          Annette Marsula
                          Vice President

                               EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         August 25, 2004

Exhibit 99.1
Monthly Certificateholder Statement on August 25, 2004


                      GSR Mortgage Loan Trust Series 2004-8F
                         Statement To Certificateholders
                                  August 25, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal          Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1       165,993,000.00    165,993,000.00    350,078.80      760,801.25    1,110,880.05    0.00           0.00      165642921.20
IA2         3,932,000.00      3,932,000.00      8,292.58       18,021.67       26,314.25    0.00           0.00        3923707.42
IIA1      133,700,000.00    133,700,000.00  1,567,248.93      501,375.00    2,068,623.93    0.00           0.00      132132751.07
IIA3       59,159,000.00     59,159,000.00    365,323.80            0.00      365,323.80    0.00     295,795.00       59089471.20
IIIA1      61,611,000.00     61,611,000.00  1,659,684.19       94,983.63    1,754,667.82    0.00           0.00       59951315.81
IIIA3       1,129,000.00      1,129,000.00     30,413.13        1,740.54       32,153.67    0.00           0.00        1098586.87
B1          6,345,000.00      6,345,000.00      7,106.20       32,228.48       39,334.68    0.00           0.00        6337893.80
B2          1,969,000.00      1,969,000.00      2,205.22       10,001.24       12,206.46    0.00           0.00        1966794.78
B3          1,531,000.00      1,531,000.00      1,714.67        7,776.49        9,491.16    0.00           0.00        1529285.33
B4            875,000.00        875,000.00        979.97        4,444.43        5,424.40    0.00           0.00         874020.03
B5            875,000.00        875,000.00        979.97        4,444.43        5,424.40    0.00           0.00         874020.03
B6            438,507.00        438,507.00        491.11        2,227.33        2,718.44    0.00           0.00         438015.89
R                      0                 0          0.00            0.00            0.00    0.00           0.00              0.00
TOTALS    437,557,507.00    437,557,507.00  3,994,518.57    1,438,044.49    5,432,563.06    0.00      295795.00      433858783.43
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
            Original        Beginning                                                                                  Ending
             Face          Notional                                                       Realized      Deferred     Notional
Class        Value          Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IIA2       33,425,000.00     33,425,000.00          0.00      167,125.00      167,125.00    0.00           0.00     33,033,187.77
IIIA2      62,740,000.00     62,740,000.00          0.00      321,542.50      321,542.50    0.00           0.00     61,049,902.68
AX            151,397.74        151,397.74          0.00        1,009.32        1,009.32    0.00           0.00        149,618.61
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     CUSIP         Principal          Principal       Interest       Total        Principal                   Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1      36242DCD3    1,000.00000000       2.10899737      4.58333333    6.69233070    997.89100263        IA1         5.500000
IA2      36242DCE1    1,000.00000000       2.10899797      4.58333418    6.69233215    997.89100203        IA2         5.500000
IIA1     36242DCF8    1,000.00000000      11.72213111      3.75000000   15.47213111    988.27786889        IIA1        4.500000
IIA3     36242DCH4    1,000.00000000       6.17528694      0.00000000    6.17528694    998.82471306        IIA3        6.000000
IIIA1    36242DCJ0    1,000.00000000      26.93811478      1.54166675   28.47978153    973.06188522        IIIA1       1.850000
IIIA3    36242DCL5    1,000.00000000      26.93811337      1.54166519   28.47977857    973.06188663        IIIA3       1.850000
B1       36242DCN1    1,000.00000000       1.11996848      5.07935067    6.19931915    998.88003152        B1          6.095221
B2       36242DCP6    1,000.00000000       1.11996953      5.07934992    6.19931945    998.88003047        B2          6.095221
B3       36242DCQ4    1,000.00000000       1.11996734      5.07935336    6.19932071    998.88003266        B3          6.095221
B4       36242DCR2    1,000.00000000       1.11996571      5.07934857    6.19931429    998.88003429        B4          6.095221
B5       36242DCS0    1,000.00000000       1.11996571      5.07934857    6.19931429    998.88003429        B5          6.095221
B6       36242DCT8    1,000.00000000       1.11995932      5.07934879    6.19930811    998.88004068        B6          6.095221
TOTALS                1,000.00000000       9.12912819      3.28652684   12.41565502    991.54688581
----------------------------------------------------------------------------------------------------    -------------------------
                                                                                                                     Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     CUSIP          Notional          Principal       Interest       Total        Notional                      Rate (%)
------------------------------------------------------------------------------------------------------    -------------------------
IIA2    36242DCG6      1,000.00000000       0.00000000     5.00000000   5.00000000      988.27786896      IIA2        6.000000
IIIA2   36242DCK7      1,000.00000000       0.00000000     5.12500000   5.12500000      973.06188524      IIIA2       6.150000
AX      36242DCM3      1,000.00000000       0.00000000     6.66667812   6.66667812      988.24863568      AX          8.000000
---------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                Yanika Fernandez
                JPMorgan Chase Bank - Structured Finance Services
                             4 NY PLAZA, 6TH FLOOR,
                            New York, New York 10004
                               Tel: (212) 623-5135
                               Fax: (212) 623-6214
                     ---------------------------------------

Sec. 4.01(ii)   Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                                      174,366,751.05
                                        Pool 2 Mortgage Loans                                                      196,670,332.58
                                        Pool 3 Mortgage Loans                                                       62,821,699.79

Sec. 4.01(iii)  Available Distribution                                                                               5,922,239.89
                                        Aggregate Principal Distribution Amount                                      3,698,723.59
                                        Principal Prepayment Amount                                                  3,208,672.81

Sec. 4.01(v)    Unscheduled Principal By Categories
                                        Payoffs                                                                      2,648,103.14
                                        Principal Prepayments                                                          560,569.67
                                        Liquidation Proceeds                                                                 0.00
                                        Condemnation Proceeds                                                                0.00
                                        Insurance Proceeds                                                                   0.00

Sec. 4.01(vi)   Interest Payment
                                        Class IA1
                                                              Accrued and Paid for Current Month                       760,801.25
                                                              Accrued and Paid from Prior Months                             0.00
                                        Class IA2
                                                              Accrued and Paid for Current Month                        18,021.67
                                                              Accrued and Paid from Prior Months                             0.00
                                        Class IIA1
                                                              Accrued and Paid for Current Month                       501,375.00
                                                              Accrued and Paid from Prior Months                             0.00
                                        Class IIA2
                                                              Accrued and Paid for Current Month                       167,125.00
                                                              Accrued and Paid from Prior Months                             0.00
                                        Class IIA3
                                                              Accrued and Paid for Current Month                             0.00
                                                              Accrued and Paid from Prior Months                             0.00
                                        Class IIIA1
                                                              Accrued and Paid for Current Month                        94,983.63
                                                              Accrued and Paid from Prior Months                             0.00
                                        Class IIIA2
                                                              Accrued and Paid for Current Month                       321,542.50
                                                              Accrued and Paid from Prior Months                             0.00
                                        Class IIIA3
                                                              Accrued and Paid for Current Month                         1,740.54
                                                              Accrued and Paid from Prior Months                             0.00
                                        Class AX
                                                              Accrued and Paid for Current Month                         1,009.32
                                                              Accrued and Paid from Prior Months                             0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                        32,228.48
                                                              Accrued and Paid from Prior Months                             0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                        10,001.24
                                                              Accrued and Paid from Prior Months                             0.00
                                        Class B3
                                                              Accrued and Paid for Current Month                         7,776.49
                                                              Accrued and Paid from Prior Months                             0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                         4,444.43
                                                              Accrued and Paid from Prior Months                             0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                         4,444.43
                                                              Accrued and Paid from Prior Months                             0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                         2,227.33
                                                              Accrued and Paid from Prior Months                             0.00

Sec. 4.01(vii)  Servicing Fees
                                        Servicer Fee Paid                                                               82,209.73

Sec. 4.01(viii) Monthly Advances
                                        Current Period Advances                                                      1,445,591.41
                                        Current Period Reimbursed Advances                                                   0.00
                                        Aggregate Unreimbursed Advances                                                      0.00

Sec. 4.01(ix)   Advances by Master Servicer or Securities Administrator
                                        Current Period Advances                                                              0.00
                                        Current Period Reimbursed Advances                                                   0.00
                                        Aggregate Unreimbursed Advances                                                      0.00


Sec. 4.01(xi)                           Number of Outstanding Mortgage Loans                                                  962
                                        Balance of Outstanding Mortgage Loans                                      433,858,783.42

Sec. 4.01(xii)                                    Number and Balance of Delinquent Loans
                                                   Group Totals
                                                                                             Principal
                                                   Period                Number                Balance              Percentage
                                                  0-29 days                     962           433,858,783.43                100.00 %
                                                  30-59 days                      0                     0.00                  0.00 %
                                                  60-89 days                      0                     0.00                  0.00 %
                                                  90-119 days                     0                     0.00                  0.00 %
                                                  120+days                        0                     0.00                  0.00 %
                                                   Total                        962           433,858,783.43                100.00 %

                                                                       August 25 2004
Sec. 4.01(xii)                                    Number and Balance of Loans in Bankruptcy
                                                  Group Totals
                                                                        Principal
                                                   Number               Balance                Percentage
                                                             0                    0.00                  0.00 %

Sec. 4.01(xii)                                    Number and Balance of Loans in Foreclosure
                                                  Group Totals
                                                                        Principal
                                                   Number               Balance                Percentage
                                                             0                    0.00                  0.00 %


Sec. 4.01(xiii)                                   Number and Balance of REO Loans
                                                  Group Totals
                                                                        Principal
                                                   Number               Balance                Percentage
                                                             0                    0.00                  0.00 %

Sec. 4.01(xv)                      Aggregate Principal Payment
                                                         Scheduled Principal                                      490,050.78
                                                         Payoffs                                                2,648,103.14
                                                         Prepayments                                              560,569.67
                                                         Liquidation Proceeds                                           0.00
                                                         Condemnation Proceeds                                          0.00
                                                         Insurance Proceeds                                             0.00
                                                         Realized Losses                                                0.00

                                                         Realized Losses Group 1                                        0.00
                                                         Realized Losses Group 2                                        0.00
                                                                              August 25 2004
                                                         Realized Losses Group 3                                        0.00
                                                         Realized Gains                                                 0.00

                                                         Realized Gains Group 1                                         0.00
                                                         Realized Gains Group 2                                         0.00
                                                         Realized Gains Group 3                                         0.00

Sec. 4.01(xvi)                     Aggregate Amount of Mortgage Loans Repurchased                                       0.00

Sec. 4.01(xvii)                    Aggregate Amount of Shortfall Allocated for Current Period                           0.00
                                                         Class IA1                                                      0.00
                                                         Class IA2                                                      0.00
                                                         Class IIA1                                                     0.00
                                                         Class IIA2                                                     0.00
                                                         Class IIA3                                                     0.00
                                                         Class IIIA1                                                    0.00
                                                         Class IIIA2                                                    0.00
                                                         Class IIIA3                                                    0.00
                                                         Class B1                                                       0.00
                                                         Class B2                                                       0.00
                                                         Class B3                                                       0.00
                                                         Class B4                                                       0.00
                                                         Class B5                                                       0.00
                                                         Class B6                                                       0.00
                                                         Class A-X                                                      0.00

Sec. 4.01(xix) Group I
                                   Senior Percentage I                                                             97.2500 %
                                   Senior Prepayment Percentage I                                                 100.0000 %

                                   Subordinate Percentage I                                                         2.7500 %
                                   Subordinate Prepayment Percentage I                                              0.0000 %

Sec. 4.01(xix) Group II
                                   Senior Percentage II                                                            97.2497 %
                                   Senior Prepayment Percentage II                                                100.0000 %

                                   Subordinate Percentage II                                                        2.7503 %
                                   Subordinate Prepayment Percentage II                                             0.0000 %

Sec. 4.01(xix) Group III
                                   Senior Percentage III                                                           97.2499 %
                                   Senior Prepayment Percentage III                                               100.0000 %

                                   Subordinate Percentage III                                                       2.7501 %
                                   Subordinate Prepayment Percentage III                                            0.0000 %

                                   Beginning Net Wac                                                                 6.09799
                                   Ending Net Wac                                                                    6.09141

                                   Weighted Averge Maturity                                                           340.00

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